UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2013

BSD MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South

Salt Lake City, Utah 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 8, 2013, BSD Medical Corporation (the “Company”) announced that it entered into an exclusive distribution agreement with Terumo Europe NV, a wholly owned subsidiary of Terumo Corporation, for the MicroThermX® Microwave Ablation System.  A copy of the press release is attached hereto as Exhibit 99.1.  Under the terms of the distribution agreement, Terumo Europe NV will have the exclusive right to market MicroThermX® in 100 countries in Europe, Western Asia, and Northern Africa.  The Company has received CE Marking regulatory approval for the MicroThermX® Microwave Ablation System required by the European Union (EU) which addresses the majority of countries covered by this agreement.  However, sales of the products in non-EU countries may require additional regulatory approvals and such sales are subject to obtaining any required regulatory approvals.  Although the Company expects to sell MicroThermX® Microwave Ablation Systems as a result of entering into this distribution agreement, there can be no assurance that the Company will make any such sales until the actual sales occur.  In addition, the sales of the products as described in the distribution agreement are subject to standard requirements imposed upon the Company.  If the Company is not able to comply with such requirements, it may not be able to sell its products pursuant to the distribution agreement.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the press release furnished as an exhibit to this Form 8-K may contain statements regarding the Company’s expectations plans, goals, objectives, assumptions or information about future events, any and all of which may constitute forward-looking statements or information under applicable securities laws. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct.

All forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include those described in the Company’s reports to the SEC, and, among others, the demand for the Company’s products, conditions in the Company’s industry, certain global and regional economic conditions. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 8, 2013 regarding distribution agreement with Terumo Europe NV

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION

Date: April 8, 2013

By: /s/ William S. Barth
Name: William S. Barth
Title: Chief Financial Officer